NEITHER  THE  ISSUANCE  AND  SALE  OF  THE  SECURITIES  REPRESENTED  BY

THIS  CERTIFICATE  NOR  THE  SECURITIES  INTO  WHICH  THESE  SECURITIES

ARE  CONVERTIBLE  HAVE  BEEN  REGISTERED  UNDER  THE  SECURITIES  ACT

OF   1933,   AS   AMENDED,   OR   APPLICABLE   STATE   SECURITIES   LAWS.     THE

SECURITIES   MAY   NOT   BE   OFFERED   FOR   SALE,   SOLD,   TRANSFERRED   OR

ASSIGNED    (I)    IN    THE    ABSENCE    OF    (A)    AN    EFFECTIVE    REGISTRATION

STATEMENT  FOR  THE  SECURITIES  UNDER  THE  SECURITIES  ACT  OF  1933,  AS

AMENDED,  OR  (B)  AN  OPINION  OF  COUNSEL  (WHICH  COUNSEL  SHALL  BE

SELECTED  BY  THE  HOLDER),  IN  A  GENERALLY  ACCEPTABLE  FORM,  THAT

REGISTRATION  IS  NOT  REQUIRED  UNDER  SAID  ACT  OR  (II)  UNLESS  SOLD

PURSUANT      TO      RULE      144      OR      RULE      144A      UNDER      SAID      ACT.

NOTWITHSTANDING  THE  FOREGOING,  THE  SECURITIES  MAY  BE  PLEDGED  IN

CONNECTION  WITH  A  BONA  FIDE  MARGIN  ACCOUNT  OR  OTHER  LOAN  OR

FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Principal Amount: $42,500.00

Issue Date: December 3, 2012

Purchase Price: $42,500.00

CONVERTIBLE PROMISSORY NOTE

FOR  VALUE  RECEIVED,  HYPERTENSION  DIAGNOSTICS,  INC.,  a  Minnesota

corporation  (hereinafter  called  the  “Borrower”),  hereby  promises  to  pay  to  the  order  of  ASHER

ENTERPRISES,  INC.,  a  Delaware  corporation,  or  registered  assigns  (the  “Holder”)  the  sum  of

$42,500.00  together  with  any  interest  as  set  forth  herein,  on  September  5,  2012  (the  “Maturity

Date”),  and  to  pay  interest  on  the  unpaid  principal  balance  hereof  at  the  rate  of  eight  percent

(8%)  (the  “Interest  Rate”)  per  annum  from  the  date  hereof  (the  “Issue  Date”)  until  the  same

becomes   due   and   payable,   whether   at   maturity  or   upon   acceleration   or   by  prepayment   or

otherwise.   This  Note  may  not  be  prepaid  in  whole  or  in  part  except  as  otherwise  explicitly  set forth  herein.  Any  amount  of  principal  or  interest  on  this  Note  which  is  not  paid  when  due  shall bear  interest  at  the  rate  of  twenty  two  percent  (22%)  per  annum  from  the  due  date  thereof  until

the same is paid (“Default  Interest”).   Interest shall commence accruing on  the date that the Note is  fully paid  and  shall  be  computed  on  the  basis  of a  365-day  year  and  the  actual  number  of  days

elapsed.   All  payments  due  hereunder  (to  the  extent  not  converted  into  common  stock,  $0.01  par value  per  share  (the  “Common  Stock”)  in  accordance  with  the  terms  hereof)  shall  be  made  in

lawful  money  of  the  United  States  of  America.   All  payments  shall  be  made  at  such  address  as

the  Holder  shall  hereafter  give  to  the  Borrower  by  written  notice  made  in  accordance  with  the

provisions  of  this  Note.   Whenever  any  amount  expressed  to  be  due  by  the  terms  of  this  Note  is due on any day which is not a business day, the same shall instead be due on the next succeeding day which is a business day and, in the case of any interest payment date which is not the date on which  this  Note  is  paid  in  full,  the  extension  of  the  due  date  thereof  shall  not  be  taken  into

account  for  purposes  of  determining  the  amount  of  interest  due  on  such  date.   As  used  in  this

Note,  the  term  “business  day”  shall  mean  any  day  other  than  a  Saturday,  Sunday  or  a  day  on which  commercial  banks  in  the  city  of  New  York,  New  York  are  authorized  or  required  by  law

or  executive  order  to  remain  closed.    Each  capitalized  term  used  herein,  and  not  otherwise defined,  shall  have  the  meaning  ascribed  thereto  in  that  certain  Securities  Purchase  Agreement

dated   the   date   hereof,   pursuant   to   which   this   Note   was   originally   issued   (the   “Purchase

Agreement”).

This  Note  is  free  from  all  taxes,  liens,  claims  and  encumbrances  with  respect  to  the  issue thereof  and shall not be subject to preemptive rights or other similar rights  of shareholders of the

Borrower and will not impose personal liability upon the holder thereof.

The following terms shall apply to this Note:

ARTICLE I.  CONVERSION RIGHTS

1.1  Conversion  Right.   The  Holder  shall  have  the  right  from  time  to  time,  and  at any  time  during  the  period  beginning  on  the  date  which  is  one  hundred  eighty  (180)  days following  the  date  of  this  Note  and  ending  on  the  later  of:  (i)  the  Maturity  Date  and  (ii)  the  date of payment of the Default Amount (as defined in Article III) pursuant to Section 1.6(a) or Article

III,  each  in  respect  of  the  remaining  outstanding  principal  amount  of  this  Note  to  convert  all  or any  part  of  the  outstanding  and  unpaid  principal  amount  of  this  Note  into  fully  paid  and  non-

assessable  shares  of  Common  Stock,  as  such  Common  Stock  exists  on  the  Issue  Date,  or  any shares  of  capital  stock  or  other  securities  of  the  Borrower  into  which  such  Common  Stock  shall

hereafter be changed or  reclassified  at the conversion price   (the  “Conversion Price”) determined

as  provided  herein  (a  “Conversion”);  provided,  however,  that  in  no  event  shall  the  Holder  be entitled to convert any portion of this Note in excess of that portion of this Note upon conversion of  which  the  sum  of  (1)  the  number  of  shares  of  Common  Stock  beneficially  owned  by  the

Holder  and  its  affiliates  (other  than  shares  of  Common  Stock  which  may be  deemed  beneficially owned  through  the  ownership  of  the  unconverted  portion  of  the  Notes  or  the  unexercised  or unconverted  portion  of  any  other  security  of  the  Borrower  subject  to  a  limitation  on  conversion or  exercise  analogous  to  the  limitations  contained  herein)  and  (2)  the  number  of  shares  of

Common  Stock  issuable  upon  the  conversion  of  the  portion  of  this  Note  with  respect  to  which the  determination  of  this  proviso  is  being  made,  would  result  in  beneficial  ownership  by  the

Holder  and  its  affiliates  of  more  than  4.99%  of  the  outstanding  shares  of  Common  Stock.   For

purposes  of  the  proviso  to  the  immediately  preceding  sentence,  beneficial  ownership  shall  be

determined   in   accordance   with   Section   13(d)   of   the   Securities   Exchange   Act   of   1934,   as

amended   (the   “Exchange   Act”),   and   Regulations   13D-G   thereunder,   except   as   otherwise

provided  in  clause  (1)  of  such  proviso,  provided,  further,  however,  that  the  limitations  on conversion  may  be  waived  by  the  Holder  upon,  at  the  election  of  the  Holder,  not  less  than  61 days’  prior  notice  to  the  Borrower,  and  the  provisions  of  the  conversion  limitation  shall continue to apply until such 61st day (or such later date,  as determined by the Holder, as may be specified

in  such  notice  of  waiver).    The  number  of  shares  of  Common  Stock  to  be  issued  upon  each conversion  of  this  Note  shall  be  determined  by  dividing  the  Conversion  Amount  (as  defined below)  by  the  applicable  Conversion  Price  then  in  effect  on  the  date  specified  in  the  notice  of conversion,  in  the  form  attached  hereto  as  Exhibit  A  (the  “Notice  of  Conversion”),  delivered  to the  Borrower  by  the  Holder  in  accordance  with  Section  1.4  below;  provided  that  the  Notice  of

Conversion  is  submitted  by  facsimile  or  e-mail  (or  by  other  means  resulting  in,  or  reasonably expected  to  result  in,  notice)  to  the  Borrower  before  6:00  p.m.,  New  York,  New  York  time  on

such  conversion  date  (the  “Conversion  Date”).    The  term  “Conversion  Amount”  means,  with

respect  to  any  conversion  of  this  Note,  the  sum  of  (1)  the  principal  amount  of  this  Note  to  be converted  in  such  conversion  plus  (2)  at  the  Holder’s  option,  accrued  and  unpaid  interest,  if  any,

on  such  principal  amount  at  the  interest  rates  provided  in  this  Note  to  the  Conversion  Date,  plus

(3)  at  the  Holder’s  option,  Default  Interest,  if  any,  on  the  amounts  referred  to  in  the  immediately preceding clauses  (1)  and/or  (2)  plus  (4)  at  the  Holder’s  option,  any amounts  owed  to  the  Holder pursuant to Sections 1.3 and 1.4(g) hereof.

1.2 Conversion Price.

(a)  Calculation    of    Conversion    Price.

The    conversion    price    (the

“Conversion  Price”)  shall  equal  the  Variable  Conversion  Price  (as  defined  herein)  (subject  to equitable  adjustments  for  stock  splits,  stock  dividends  or  rights  offerings  by  the  Borrower

relating   to   the   Borrower’s   securities   or   the   securities   of   any   subsidiary   of   the   Borrower,

combinations,  recapitalization,  reclassifications,  extraordinary  distributions  and  similar  events).

The  "Variable  Conversion  Price"  shall  mean  58%  multiplied  by  the  Market  Price  (as  defined

herein)  (representing  a  discount  rate  of  42%).   “Market  Price”  means  the  average  of  the  lowest

three  (3)  Trading  Prices  (as  defined  below)  for  the  Common  Stock  during  the  ten  (10)  Trading

Day  period  ending  on  the  latest  complete  Trading  Day  prior  to  the  Conversion  Date.   “Trading

Price”  means,  for  any  security  as  of  any  date,  the  closing  bid  price  on  the  Over-the-Counter

Bulletin  Board,  or  applicable  trading  market  (the  “OTCBB”)  as  reported  by  a  reliable  reporting service (“Reporting Service”) designated by the  Holder (i.e.  Bloomberg)  or, if the OTCBB is not

the  principal  trading  market  for  such  security,  the  closing  bid  price  of  such  security  on  the principal  securities  exchange  or  trading  market  where  such  security  is  listed  or  traded  or,  if  no closing bid price of such  security is available in any of the foregoing manners, the average of the closing  bid  prices  of  any  market  makers  for  such  security  that  are  listed  in  the  “pink  sheets”  by

the  National  Quotation  Bureau,  Inc.   If  the  Trading  Price  cannot  be  calculated  for  such  security on  such  date  in  the  manner  provided  above,  the  Trading  Price  shall  be  the  fair  market  value  as mutually determined by the Borrower  and the holders of a majority in interest of the Notes being converted  for  which  the  calculation  of  the  Trading  Price  is  required  in  order  to  determine  the

Conversion  Price  of  such  Notes.    “Trading  Day”  shall  mean  any  day  on  which  the  Common

Stock  is  tradable  for  any  period  on  the  OTCBB,  or  on  the  principal  securities  exchange  or  other securities market on which the Common Stock is then being traded.

(b)  Conversion  Price   During  Major  Announcements.     Notwithstanding

anything contained in Section 1.2(a) to the contrary, in the event the Borrower (i) makes a public announcement  that  it  intends  to  consolidate  or  merge  with  any  other  corporation  (other  than  a merger  in  which  the  Borrower  is  the  surviving  or  continuing  corporation  and  its  capital  stock  is unchanged)  or  sell  or  transfer  all  or  substantially  all  of  the  assets  of  the  Borrower  or  (ii)  any person,  group  or  entity  (including  the  Borrower)  publicly  announces  a  tender  offer  to  purchase

50%  or  more  of  the  Borrower’s  Common  Stock  (or  any  other  takeover  scheme)  (the  date  of  the

announcement  referred  to  in  clause  (i)  or  (ii)  is  hereinafter  referred  to  as  the   “Announcement

Date”),  then  the  Conversion  Price  shall,  effective  upon  the  Announcement  Date  and  continuing through  the  Adjusted  Conversion  Price  Termination  Date  (as  defined  below),  be  equal  to  the lower  of  (x)  the  Conversion  Price  which  would  have  been  applicable  for  a  Conversion  occurring on the Announcement Date and (y) the Conversion Price that would otherwise be in effect. From

and   after   the   Adjusted   Conversion   Price   Termination   Date,   the   Conversion   Price   shall   be

determined  as  set  forth  in  this  Section  1.2(a).   For  purposes  hereof,   “Adjusted  Conversion  Price

Termination  Date”  shall  mean,  with  respect  to  any  proposed  transaction  or  tender  offer  (or takeover  scheme)  for  which  a  public  announcement  as  contemplated  by  this  Section  1.2(b)  has been  made,  the  date  upon  which  the  Borrower  (in  the  case  of  clause  (i)  above)  or  the  person,

group  or  entity  (in  the  case  of  clause  (ii)  above)  consummates  or  publicly  announces  the termination  or  abandonment  of  the  proposed  transaction  or  tender  offer  (or  takeover  scheme)

which caused this Section 1.2(b) to become operative.

1.3  Authorized   Shares.     The   Borrower   covenants   that   during  the   period   the

conversion  right  exists,  the  Borrower  will  reserve  from  its  authorized  and  unissued  Common

Stock  a  sufficient  number  of  shares,  free  from  preemptive  rights,  to  provide  for  the  issuance  of

Common Stock upon the full conversion of this Note issued pursuant to the Purchase Agreement.

The  Borrower  is  required  at  all  times  to  have  authorized  and  reserved  five  times  the  number  of shares  that  is  actually  issuable  upon  full  conversion  of  the  Note  (based  on  the  Conversion  Price

of  the  Notes  in  effect  from  time  to  time)(the  “Reserved  Amount”).   The  Reserved  Amount  shall

be increased from time to time in accordance with the Borrower’s obligations pursuant to Section

4(g)  of  the  Purchase  Agreement.   The  Borrower  represents  that  upon  issuance,  such  shares  will

be duly and validly issued, fully paid and non-assessable.   In addition, if the Borrower shall issue

any  securities  or  make  any  change  to  its  capital  structure  which  would  change  the  number  of

shares   of   Common   Stock   into   which   the   Notes   shall   be   convertible   at   the   then   current

Conversion  Price,  the  Borrower  shall  at  the  same  time  make  proper  provision  so  that  thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from

preemptive  rights,  for  conversion  of  the  outstanding Notes.   The  Borrower  (i)  acknowledges  that

it has irrevocably instructed its transfer agent to issue certificates for the Common Stock issuable upon  conversion  of  this  Note,  and  (ii) agrees  that  its  issuance  of  this  Note  shall  constitute  full authority  to  its  officers  and  agents  who  are  charged  with  the  duty  of  executing  stock  certificates to  execute  and  issue  the  necessary  certificates  for  shares  of  Common  Stock  in  accordance  with the terms and conditions of this Note.

If,  at  any  time  the  Borrower  does  not  maintain  the  Reserved  Amount  it  will  be considered an Event of Default under Section 3.2 of the Note.

1.4 Method of Conversion.

(a)  Mechanics  of  Conversion.   Subject  to  Section  1.1,  this  Note  may  be

converted by the Holder in whole or in part at any time from time to time after the Issue Date, by

(A) submitting  to  the  Borrower  a  Notice  of  Conversion  (by facsimile,  e-mail  or  other  reasonable means of communication  dispatched on the Conversion Date prior to 6:00  p.m., New York,  New

York  time)  and  (B) subject  to  Section  1.4(b),  surrendering this  Note  at  the  principal  office  of  the

Borrower.

(b)  Surrender  of  Note  Upon  Conversion.   Notwithstanding anything to  the

contrary  set  forth  herein,  upon  conversion  of  this  Note  in  accordance  with  the  terms  hereof,  the

Holder  shall  not  be  required  to  physically  surrender  this  Note  to  the  Borrower  unless  the  entire

unpaid  principal  amount  of  this  Note  is  so  converted.    The  Holder  and  the  Borrower  shall

maintain records showing the principal amount so converted and the dates of such conversions or shall use such  other  method, reasonably satisfactory to the  Holder  and  the  Borrower,  so  as not to

require physical surrender of this Note upon each such conversion.  In the event of any dispute or discrepancy, such  records of the  Borrower  shall,  prima facie, be  controlling and determinative in

the  absence  of  manifest  error.    Notwithstanding  the  foregoing,  if  any  portion  of  this  Note  is converted  as  aforesaid,  the  Holder  may  not  transfer  this  Note  unless  the  Holder  first  physically surrenders  this  Note  to  the  Borrower,  whereupon  the  Borrower  will  forthwith  issue  and  deliver upon the order of the Holder a new Note of like tenor, registered as the Holder (upon payment by the  Holder  of  any  applicable  transfer  taxes)  may  request,  representing  in  the  aggregate  the

remaining unpaid  principal amount of  this Note.   The Holder  and any assignee, by acceptance  of

this  Note,  acknowledge  and  agree  that,  by  reason  of  the  provisions  of  this  paragraph,  following conversion  of  a  portion  of  this  Note,  the  unpaid  and  unconverted  principal  amount  of  this  Note represented by this Note may be less than the amount stated on the face hereof.

(c)  Payment  of  Taxes.   The  Borrower  shall  not  be  required  to  pay  any tax

which  may  be  payable  in  respect  of  any  transfer  involved  in  the  issue  and  delivery  of  shares  of

Common  Stock  or  other  securities  or  property  on  conversion  of  this  Note  in  a  name  other  than that  of  the  Holder  (or  in  street  name),  and  the  Borrower  shall  not  be  required  to  issue  or  deliver any  such  shares  or  other  securities  or  property unless  and  until  the  person  or  persons  (other  than the  Holder  or  the  custodian  in  whose  street  name  such  shares  are  to  be  held  for  the  Holder’s account)  requesting  the  issuance  thereof  shall  have  paid  to  the  Borrower  the  amount  of  any such tax or shall have established to the satisfaction of the Borrower that such tax has been paid.

(d)  Delivery  of  Common  Stock  Upon  Conversion.    Upon  receipt  by  the

Borrower  from  the  Holder  of  a  facsimile  transmission  or  e-mail  (or  other  reasonable  means  of communication)  of  a  Notice  of  Conversion  meeting  the  requirements  for  conversion  as  provided in  this  Section  1.4,  the  Borrower  shall  issue  and  deliver  or  cause  to  be  issued  and  delivered  to  or upon  the  order  of  the  Holder  certificates  for  the  Common  Stock  issuable  upon  such  conversion within  three  (3)  business  days  after  such  receipt  (the  “Deadline”)  (and,  solely  in  the  case  of conversion  of  the  entire  unpaid  principal  amount  hereof,  surrender  of  this  Note)  in  accordance with the terms hereof and the Purchase Agreement.

(e)  Obligation  of  Borrower  to  Deliver  Common  Stock.   Upon  receipt  by

the Borrower of a Notice of Conversion, the Holder shall be deemed to be the holder of record of the  Common  Stock  issuable  upon  such  conversion,  the  outstanding  principal  amount  and  the amount  of  accrued  and  unpaid  interest  on  this  Note  shall  be  reduced  to  reflect  such  conversion,

and,  unless  the  Borrower  defaults  on  its  obligations  under  this  Article  I,  all  rights  with  respect  to the  portion  of  this  Note  being  so  converted  shall  forthwith  terminate  except  the  right  to  receive

the   Common   Stock   or   other   securities,   cash   or   other   assets,   as   herein   provided,   on   such

conversion.    If  the  Holder  shall  have  given  a  Notice  of  Conversion  as  provided  herein,  the

Borrower’s  obligation  to  issue  and  deliver  the  certificates  for  Common  Stock  shall  be  absolute and  unconditional,  irrespective  of  the  absence  of  any  action  by  the  Holder  to  enforce  the  same,

any  waiver  or  consent  with  respect  to  any  provision  thereof,  the  recovery  of  any  judgment against  any  person  or  any  action  to  enforce  the  same,  any  failure  or  delay  in  the  enforcement  of any  other  obligation  of  the  Borrower  to  the  holder  of  record,  or  any  setoff,  counterclaim,

recoupment,  limitation  or  termination,  or  any  breach  or  alleged  breach  by  the  Holder  of  any obligation  to  the  Borrower,  and  irrespective  of  any  other  circumstance  which  might  otherwise

limit  such  obligation  of  the  Borrower  to  the  Holder  in  connection  with  such  conversion.   The

Conversion  Date  specified  in  the  Notice  of  Conversion  shall  be  the  Conversion  Date  so  long  as the  Notice  of  Conversion  is  received  by  the  Borrower  before  6:00  p.m.,  New  York,  New  York time, on such date.

(f)  Delivery   of   Common   Stock   by   Electronic   Transfer.     In   lieu   of

delivering   physical   certificates   representing   the   Common   Stock   issuable   upon   conversion,

provided   the   Borrower   is   participating   in   the   Depository   Trust   Company   (“DTC”)   Fast

Automated   Securities   Transfer   (“FAST”)   program,   upon   request   of   the   Holder   and   its

compliance  with  the  provisions  contained  in  Section  1.1  and  in  this  Section  1.4,  the  Borrower shall  use  its  best  efforts  to  cause  its  transfer  agent  to  electronically  transmit  the  Common  Stock issuable  upon  conversion  to  the  Holder  by  crediting  the  account  of  Holder’s  Prime  Broker  with

DTC through its Deposit Withdrawal Agent Commission (“DWAC”) system.

(g)  Failure  to  Deliver  Common  Stock  Prior  to  Deadline.   Without  in  any

way  limiting  the  Holder’s  right  to  pursue  other  remedies,  including  actual  damages  and/or equitable  relief,  the  parties  agree  that  if  delivery of  the  Common Stock  issuable  upon  conversion of  this  Note  is  not  delivered  by  the  Deadline  (other  than  a  failure  due  to  the  circumstances described  in  Section  1.3  above,  which  failure  shall  be  governed  by  such  Section)  the  Borrower shall  pay  to  the  Holder  $2,000  per  day  in  cash,  for  each  day  beyond  the  Deadline  that  the

Borrower  fails  to  deliver such  Common  Stock.   Such  cash  amount  shall  be  paid  to  Holder  by the

fifth day of the month following the month in which it has accrued or, at the option of the Holder

(by  written  notice  to  the  Borrower  by the  first  day  of  the  month  following  the  month  in  which  it has  accrued),  shall  be  added  to  the  principal  amount  of  this  Note,  in  which  event  interest  shall accrue  thereon  in  accordance  with  the  terms  of  this  Note  and  such  additional  principal  amount

shall  be  convertible  into  Common  Stock  in  accordance  with  the  terms  of  this  Note.    The

Borrower agrees that the right to convert is a valuable right to the Holder.  The damages resulting from  a  failure,  attempt  to  frustrate,  interference  with  such  conversion  right  are  difficult  if  not

impossible   to   qualify.     Accordingly   the   parties   acknowledge   that   the   liquidated   damages

provision contained in this Section 1.4(g) are justified.

1.5  Concerning   the   Shares.     The   shares   of   Common   Stock   issuable   upon

conversion of this Note may not be sold or transferred unless   (i) such shares are sold pursuant to

an  effective  registration  statement  under  the  Act  or  (ii)  the  Borrower  or  its  transfer  agent  shall

have  been  furnished  with  an  opinion  of   counsel  (which  opinion  shall  be  in  form,  substance  and scope  customary for  opinions  of  counsel  in  comparable  transactions)  to  the  effect  that  the  shares to  be  sold  or  transferred  may  be  sold  or  transferred  pursuant  to  an  exemption  from  such registration  or  (iii) such  shares  are  sold  or  transferred  pursuant  to  Rule  144  under  the  Act  (or  a successor  rule)  (“Rule  144”)  or  (iv)  such  shares  are  transferred  to  an  “affiliate”  (as  defined  in

Rule  144)  of  the  Borrower  who  agrees  to  sell  or  otherwise  transfer  the  shares  only in  accordance with  this  Section  1.5  and  who  is  an  Accredited  Investor  (as  defined  in  the  Purchase  Agreement).

Except  as  otherwise  provided  in  the  Purchase  Agreement  (and  subject  to  the  removal  provisions set forth below), until such time as the shares of Common Stock issuable upon conversion of this

Note  have  been  registered  under  the  Act  or  otherwise  may be  sold  pursuant  to  Rule  144  without any restriction  as  to  the  number  of  securities  as  of  a  particular  date  that  can  then  be  immediately sold, each  certificate  for  shares of Common Stock issuable upon conversion of this Note that has not  been  so  included  in  an  effective  registration  statement  or  that  has  not  been  sold  pursuant  to an effective  registration statement or  an exemption that permits removal of  the legend,  shall bear a legend substantially in the following form, as appropriate:

“NEITHER      THE      ISSUANCE      AND      SALE      OF      THE      SECURITIES

REPRESENTED   BY   THIS   CERTIFICATE   NOR   THE   SECURITIES   INTO

WHICH      THESE      SECURITIES      ARE      EXERCISABLE      HAVE      BEEN

REGISTERED  UNDER  THE  SECURITIES  ACT  OF  1933,  AS  AMENDED,  OR

APPLICABLE  STATE  SECURITIES  LAWS.   THE  SECURITIES  MAY  NOT  BE

OFFERED   FOR   SALE,   SOLD,   TRANSFERRED   OR   ASSIGNED   (I)   IN   THE

ABSENCE  OF  (A)  AN  EFFECTIVE  REGISTRATION  STATEMENT  FOR  THE

SECURITIES  UNDER  THE  SECURITIES  ACT  OF  1933,  AS  AMENDED,  OR  (B)

AN  OPINION  OF  COUNSEL  (WHICH  COUNSEL  SHALL  BE  SELECTED  BY

THE     HOLDER),     IN     A     GENERALLY     ACCEPTABLE     FORM,     THAT

REGISTRATION   IS   NOT   REQUIRED   UNDER   SAID   ACT   OR   (II)   UNLESS

SOLD   PURSUANT   TO   RULE   144   OR   RULE   144A   UNDER   SAID   ACT.

NOTWITHSTANDING    THE    FOREGOING,    THE    SECURITIES    MAY    BE

PLEDGED  IN  CONNECTION  WITH  A  BONA  FIDE  MARGIN  ACCOUNT  OR

OTHER    LOAN    OR    FINANCING    ARRANGEMENT    SECURED    BY    THE

SECURITIES.”

The  legend  set  forth  above  shall  be  removed  and  the  Borrower  shall  issue  to  the

Holder  a  new  certificate  therefore  free  of  any  transfer  legend  if  (i)  the  Borrower  or  its  transfer agent  shall  have  received  an  opinion  of  counsel,  in  form,  substance  and  scope  customary  for opinions of counsel in  comparable transactions, to the effect that a  public sale or  transfer of such

Common Stock may be made without registration under the Act, which opinion shall be accepted by  the  Company  so  that  the  sale  or  transfer  is  effected  or  (ii)  in  the  case  of  the  Common  Stock issuable upon conversion  of this Note, such security is registered  for  sale by the Holder under an effective  registration  statement  filed  under  the  Act  or  otherwise  may  be  sold  pursuant  to  Rule

144  without  any restriction  as  to  the  number  of  securities  as  of  a  particular  date  that  can  then  be

immediately  sold.    In  the  event  that  the  Company  does  not  accept  the  opinion  of  counsel provided  by  the  Buyer  with  respect  to  the  transfer  of  Securities  pursuant  to  an  exemption  from registration,  such  as  Rule  144  or  Regulation  S,  at  the  Deadline,  it  will  be  considered  an  Event  of

Default pursuant to Section 3.2 of the Note.

1.6 Effect of Certain Events.

(a)  Effect  of  Merger,  Consolidation,  Etc.   At  the  option  of  the  Holder,  the

sale,  conveyance  or  disposition  of  all  or  substantially  all  of  the  assets  of  the  Borrower,  the effectuation by the  Borrower of  a transaction or series of related transactions in which more than

50%  of  the  voting  power  of  the  Borrower  is  disposed  of,  or  the  consolidation,  merger  or  other business  combination  of  the  Borrower  with  or  into  any  other  Person  (as  defined  below)  or

Persons  when  the  Borrower  is  not  the  survivor  shall  either:   (i)  be  deemed  to  be  an  Event  of

Default  (as  defined  in  Article  III)  pursuant  to  which  the  Borrower  shall  be  required  to  pay to  the

Holder  upon  the  consummation  of  and  as  a  condition  to  such  transaction  an  amount  equal  to  the

Default  Amount  (as  defined  in  Article  III)  or  (ii)  be  treated  pursuant  to  Section  1.6(b)  hereof.

“Person”   shall   mean   any   individual,   corporation,   limited   liability   company,   partnership,

association, trust or other entity or organization.

(b)  Adjustment  Due  to  Merger,  Consolidation,  Etc.   If,  at  any  time  when

this  Note  is  issued  and  outstanding and  prior  to  conversion  of  all  of  the  Notes,  there  shall  be  any

merger,   consolidation,   exchange   of   shares,   recapitalization,   reorganization,   or   other   similar

event,  as  a  result  of  which  shares  of  Common  Stock  of  the  Borrower  shall  be  changed  into  the same  or  a  different  number  of  shares  of  another  class  or  classes  of  stock  or  securities  of  the

Borrower  or  another  entity,  or  in  case  of  any  sale  or  conveyance  of  all  or  substantially all  of  the assets  of  the  Borrower  other  than  in  connection  with  a  plan  of  complete  liquidation  of  the

Borrower,  then  the  Holder  of  this  Note  shall  thereafter  have  the  right  to  receive  upon  conversion of this Note, upon  the basis and upon the  terms  and conditions specified  herein  and in lieu of the

shares   of   Common   Stock   immediately   theretofore   issuable   upon   conversion,   such   stock,

securities  or  assets  which  the  Holder  would  have  been  entitled  to  receive  in  such  transaction  had this  Note  been  converted  in  full  immediately  prior  to  such  transaction  (without  regard  to  any limitations  on  conversion  set  forth  herein),  and  in  any  such  case  appropriate  provisions  shall  be made  with  respect  to  the  rights  and  interests  of  the  Holder  of  this  Note  to  the  end  that  the provisions  hereof  (including,  without  limitation,  provisions  for  adjustment  of  the  Conversion

Price  and  of  the  number  of  shares  issuable  upon  conversion  of  the  Note)  shall  thereafter  be applicable,  as  nearly  as  may  be  practicable  in  relation  to  any  securities  or  assets  thereafter

deliverable  upon  the  conversion  hereof.   The  Borrower  shall  not  affect  any transaction  described in  this  Section  1.6(b)  unless  (a)  it  first  gives,  to  the  extent  practicable,  thirty  (30)  days  prior written  notice  (but  in  any  event  at  least  fifteen  (15)  days  prior  written  notice)  of  the  record  date of  the  special  meeting  of  shareholders  to  approve,  or  if  there  is  no  such  record  date,  the

consummation    of,    such    merger,    consolidation,    exchange    of    shares,    recapitalization,

reorganization  or  other  similar  event  or  sale  of  assets  (during  which  time  the  Holder  shall  be entitled  to  convert  this  Note)  and  (b)  the  resulting  successor  or  acquiring  entity  (if  not  the

Borrower)  assumes  by  written  instrument  the  obligations  of  this  Section  1.6(b).    The  above

provisions  shall  similarly  apply  to  successive  consolidations,  mergers,  sales,  transfers  or  share exchanges.

(c)  Adjustment Due to Distribution.  If the Borrower shall declare or make any  distribution  of  its  assets  (or  rights  to  acquire  its  assets)  to  holders  of  Common  Stock  as  a dividend,  stock  repurchase,  by  way  of  return  of  capital  or  otherwise  (including  any  dividend  or distribution  to  the  Borrower’s  shareholders  in  cash  or  shares  (or  rights  to  acquire  shares)  of capital  stock  of  a  subsidiary  (i.e.,  a  spin-off))  (a  “Distribution”),  then  the  Holder  of  this  Note shall  be  entitled,  upon  any  conversion  of  this  Note  after  the  date  of  record  for  determining shareholders entitled to such Distribution, to receive the amount of such assets which would have been  payable  to  the  Holder  with  respect  to  the  shares  of  Common  Stock  issuable  upon  such conversion  had  such  Holder  been  the  holder  of  such  shares  of  Common  Stock  on  the  record  date for the determination of shareholders entitled to such Distribution.

(d)  Adjustment  Due  to  Dilutive  Issuance.   If,  at  any  time  when  any  Notes

are issued and outstanding, the Borrower issues or sells, or in accordance with this Section 1.6(d)

hereof is deemed to have issued or sold, any shares of Common Stock for no consideration or for

a   consideration   per   share   (before   deduction   of   reasonable   expenses   or   commissions   or

underwriting  discounts  or  allowances  in  connection  therewith)  less  than  the  Conversion  Price  in effect  on  the  date  of  such  issuance  (or  deemed  issuance)  of  such  shares  of  Common  Stock  (a

“Dilutive  Issuance”),  then  immediately upon  the  Dilutive  Issuance,  the  Conversion  Price  will  be reduced  to  the  amount  of  the  consideration  per  share  received  by  the  Borrower  in  such  Dilutive

Issuance.

The  Borrower  shall  be  deemed  to  have  issued  or  sold  shares  of  Common

Stock  if  the  Borrower  in  any  manner  issues  or  grants  any  warrants,  rights  or  options  (not including employee stock option plans), whether or not immediately exercisable, to subscribe for or  to  purchase  Common  Stock  or  other  securities  convertible  into  or  exchangeable  for  Common

Stock  (“Convertible  Securities”)  (such  warrants,  rights  and  options  to  purchase  Common  Stock or  Convertible  Securities  are  hereinafter  referred  to  as  “Options”)  and  the  price  per  share  for which  Common  Stock  is  issuable  upon  the  exercise  of  such  Options  is  less  than  the  Conversion

Price  then  in  effect,  then  the  Conversion  Price  shall  be  equal  to  such  price  per  share.    For

purposes  of  the  preceding  sentence,  the  “price  per  share  for  which  Common  Stock  is  issuable upon  the  exercise  of  such  Options”  is  determined  by  dividing  (i)  the  total  amount,  if  any,

received  or  receivable  by  the  Borrower  as  consideration  for  the  issuance  or  granting  of  all  such

Options,  plus  the  minimum  aggregate  amount  of  additional  consideration,  if  any,  payable  to  the

Borrower  upon  the  exercise  of  all  such  Options,  plus,  in  the  case  of  Convertible  Securities

issuable   upon   the   exercise   of   such   Options,   the   minimum   aggregate   amount   of   additional

consideration  payable  upon  the  conversion  or  exchange  thereof  at  the  time  such  Convertible

Securities  first  become  convertible  or  exchangeable,  by (ii)  the  maximum  total  number  of  shares of  Common  Stock  issuable  upon  the  exercise  of  all  such  Options  (assuming  full  conversion  of

Convertible  Securities,  if  applicable).    No  further  adjustment  to  the  Conversion  Price  will  be made upon the actual issuance of such Common Stock upon the exercise of such Options or upon the conversion or exchange of Convertible Securities issuable upon exercise of such Options.

Additionally,  the  Borrower  shall  be  deemed  to  have  issued  or  sold  shares of  Common  Stock  if  the  Borrower  in  any  manner  issues  or  sells  any  Convertible  Securities,

whether  or  not  immediately  convertible  (other  than  where  the  same  are  issuable  upon  the exercise  of  Options),  and  the  price  per  share  for  which  Common  Stock  is  issuable  upon  such conversion  or  exchange  is  less  than  the  Conversion  Price  then  in  effect,  then  the  Conversion

Price  shall  be  equal  to  such  price  per  share.    For  the  purposes  of  the  preceding  sentence,  the

“price  per  share  for  which  Common  Stock  is  issuable  upon  such  conversion  or  exchange”  is determined  by  dividing  (i)  the  total  amount,  if  any,  received  or  receivable  by  the  Borrower  as consideration  for  the  issuance  or  sale  of  all  such  Convertible  Securities,  plus  the  minimum

aggregate   amount   of   additional   consideration,   if   any,   payable   to   the   Borrower   upon   the

conversion  or  exchange  thereof  at  the  time  such  Convertible  Securities  first  become  convertible or  exchangeable,  by  (ii)  the  maximum  total  number  of  shares  of  Common  Stock  issuable  upon

the  conversion  or  exchange  of  all  such  Convertible  Securities.    No  further  adjustment  to  the

Conversion Price will be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

(e)  Purchase  Rights.     If,  at  any  time  when  any  Notes  are  issued  and

outstanding,  the  Borrower  issues  any convertible  securities  or  rights  to  purchase  stock,  warrants,

securities  or  other  property (the  “Purchase  Rights”)  pro  rata  to  the  record  holders  of  any class  of

Common   Stock,   then   the   Holder   of   this   Note   will   be   entitled   to   acquire,   upon   the   terms

applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired  if  such  Holder  had  held  the  number  of  shares  of  Common  Stock  acquirable  upon complete  conversion  of  this  Note  (without  regard  to  any  limitations  on  conversion  contained herein)  immediately  before  the  date  on  which  a  record  is  taken  for  the  grant,  issuance  or  sale  of such  Purchase  Rights  or,  if  no  such  record  is  taken,  the  date  as  of  which  the  record  holders  of

Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

(f)  Notice  of  Adjustments.    Upon  the  occurrence  of  each  adjustment  or

readjustment  of  the  Conversion  Price  as  a  result  of  the  events  described  in  this  Section  1.6,  the

Borrower,  at  its  expense,  shall  promptly  compute  such  adjustment  or  readjustment  and  prepare and furnish  to the  Holder  a  certificate setting forth  such  adjustment or  readjustment and showing

in  detail  the  facts  upon  which  such  adjustment  or  readjustment  is  based.   The  Borrower  shall,

upon  the  written  request  at  any  time  of  the  Holder,  furnish  to  such  Holder  a  like  certificate setting  forth  (i)  such  adjustment  or  readjustment,  (ii)  the  Conversion  Price  at  the  time  in  effect and  (iii)  the  number  of  shares  of  Common  Stock  and  the  amount,  if  any,  of  other  securities  or property which at the time would be received upon conversion of the Note.

1.7 Trading  Market  Limitations.    Unless  permitted  by  the  applicable  rules  and

regulations  of  the  principal  securities  market  on  which  the  Common  Stock  is  then  listed  or traded,  in  no  event  shall  the  Borrower  issue  upon  conversion  of  or  otherwise  pursuant  to  this

Note  and  the  other  Notes  issued  pursuant  to  the  Purchase  Agreement  more  than  the  maximum number  of  shares  of  Common  Stock  that  the  Borrower  can  issue  pursuant  to  any  rule  of  the

principal  United  States   securities  market  on  which  the  Common  Stock  is  then  traded  (the

“Maximum Share Amount”), which shall be 4.99% of the total shares outstanding on the Closing

Date  (as  defined  in  the  Purchase  Agreement),  subject  to  equitable  adjustment  from  time  to  time for stock splits, stock dividends, combinations, capital reorganizations and similar events relating

to  the  Common  Stock  occurring  after  the  date  hereof.   Once  the  Maximum  Share  Amount  has

been  issued,  if  the  Borrower  fails  to  eliminate  any  prohibitions  under  applicable  law  or  the  rules

or  regulations  of  any  stock  exchange,  interdealer  quotation  system  or   other  self-regulatory

organization with jurisdiction over the Borrower or any of its securities on the Borrower’s ability to  issue  shares  of  Common  Stock  in  excess  of  the  Maximum  Share  Amount,  in  lieu  of  any further  right  to  convert  this  Note,  this  will  be  considered  an  Event  of  Default  under  Section  3.3 of the Note.

1.8 Status  as  Shareholder.    Upon  submission  of  a  Notice  of  Conversion  by  a

Holder,  (i)  the  shares  covered  thereby  (other  than  the  shares,  if  any,  which  cannot  be  issued because  their  issuance  would  exceed  such  Holder’s  allocated  portion  of  the  Reserved  Amount  or

Maximum  Share  Amount)  shall  be  deemed  converted  into  shares  of  Common  Stock  and  (ii)  the

Holder’s  rights  as  a  Holder  of  such  converted  portion  of  this  Note  shall  cease  and  terminate,

excepting  only  the  right  to  receive  certificates  for  such  shares  of  Common  Stock  and  to  any remedies  provided  herein  or  otherwise  available  at  law  or  in  equity  to  such  Holder  because  of  a

failure  by  the  Borrower  to  comply  with  the  terms   of  this  Note.   Notwithstanding  the  foregoing,

if  a  Holder  has  not  received  certificates  for  all  shares  of  Common  Stock  prior  to  the  tenth  (10th)

business  day  after  the  expiration  of  the  Deadline  with  respect  to  a  conversion  of  any  portion  of this  Note  for  any  reason,  then  (unless  the  Holder  otherwise  elects  to  retain  its  status  as  a  holder of Common Stock by so notifying the Borrower) the Holder shall regain the rights of a Holder of this  Note  with  respect  to  such  unconverted  portions  of  this  Note  and  the  Borrower  shall,  as  soon

as   practicable,   return   such   unconverted   Note   to   the   Holder   or,   if   the   Note   has   not   been

surrendered, adjust its records to reflect that such portion of this Note has not been converted.   In

all  cases,  the  Holder  shall  retain  all  of  its  rights  and  remedies  (including,  without  limitation,  (i)

the  right  to  receive  Conversion  Default  Payments  pursuant  to  Section  1.3  to  the  extent  required thereby for  such  Conversion  Default  and  any subsequent  Conversion  Default  and  (ii)  the  right  to have the Conversion Price with respect to subsequent conversions determined in accordance with

Section 1.3) for the Borrower’s failure to convert this Note.

1.9 Prepayment.   Notwithstanding anything to the contrary contained in this Note,

at  any time  during  the  period  beginning  on  the  Issue  Date  and  ending  on  the  date  which  is  thirty

(30) days following the issue date, the Borrower shall have the right, exercisable on not less than three  (3)  Trading  Days  prior  written  notice  to  the  Holder  of  the  Note  to  prepay  the  outstanding

Note  (principal  and  accrued  interest),  in  full,  in  accordance  with  this  Section  1.9.   Any notice  of

prepayment hereunder (an “Optional Prepayment  Notice”) shall be delivered to the Holder of the

Note  at  its  registered  addresses  and  shall  state:  (1)  that  the  Borrower  is  exercising  its  right  to prepay  the  Note,  and  (2)  the  date  of  prepayment  which  shall  be  not  more  than  three  (3)  Trading

Days  from  the  date  of  the  Optional  Prepayment  Notice.   On  the  date  fixed  for  prepayment  (the

“Optional  Prepayment  Date”),  the  Borrower  shall  make  payment  of  the  Optional  Prepayment

Amount  (as  defined  below)  to  or  upon  the  order  of  the  Holder  as  specified  by  the  Holder  in

writing  to  the  Borrower  at  least  one  (1)  business  day  prior  to  the  Optional  Prepayment  Date.   If

the  Borrower  exercises  its  right  to  prepay  the  Note,  the  Borrower  shall  make  payment  to  the

Holder  of  an  amount  in  cash  (the  “Optional  Prepayment  Amount”)  equal  to  115%,  multiplied  by the  sum  of:  (w)  the  then  outstanding  principal  amount  of  this  Note  plus  (x) accrued  and  unpaid interest  on  the  unpaid  principal  amount  of  this  Note  to  the  Optional  Prepayment  Date  plus  (y)

Default  Interest,  if  any,  on  the  amounts  referred  to  in  clauses  (w)  and  (x)  plus  (z)  any  amounts

owed  to  the  Holder  pursuant  to  Sections  1.3  and  1.4(g)  hereof.    If  the  Borrower  delivers  an

Optional Prepayment Notice and fails to pay the Optional Prepayment Amount due to the Holder

of  the  Note  within  two  (2)  business  days  following the  Optional  Prepayment  Date,  the  Borrower shall forever forfeit its right to prepay the Note pursuant to this Section 1.9.

Notwithstanding  anything  to  the  contrary  contained  in  this  Note,  at  any  time

during  the  period  beginning   on  the  date  which  is  thirty-one   (31)  days  following  the  issue  date

and ending on the date which is sixty (60) days following the issue date, the Borrower shall have the right, exercisable on not less than three (3) Trading Days prior written notice to the Holder of the  Note  to  prepay  the  outstanding  Note  (principal  and  accrued  interest),  in  full,  in  accordance

with  this  Section  1.9.   Any  Optional  Prepayment  Notice  shall  be  delivered  to  the  Holder  of  the

Note  at  its  registered  addresses  and  shall  state:  (1)  that  the  Borrower  is  exercising  its  right  to prepay  the  Note,  and  (2)  the  date  of  prepayment  which  shall  be  not  more  than  three  (3)  Trading

Days  from  the  date  of  the  Optional  Prepayment  Notice.   On  the  Optional  Prepayment  Date,  the

Borrower shall make payment of the Second Optional Prepayment Amount (as defined below) to or upon the order of the Holder as specified by the Holder in writing to the Borrower at least one

(1)  business  day  prior  to  the  Optional  Prepayment  Date.   If  the  Borrower  exercises  its  right  to

prepay  the  Note,  the  Borrower  shall  make  payment  to  the  Holder  of  an  amount  in  cash  (the

“Second  Optional  Prepayment  Amount”)  equal  to  120%,  multiplied  by  the  sum  of:  (w)  the  then outstanding  principal  amount  of  this  Note  plus  (x) accrued  and  unpaid  interest  on  the  unpaid principal  amount  of  this  Note  to  the  Optional  Prepayment  Date  plus  (y)  Default  Interest,  if  any,

on  the  amounts  referred  to  in  clauses  (w)  and  (x)  plus  (z)  any  amounts  owed  to  the  Holder

pursuant  to  Sections  1.3  and  1.4(g)  hereof.    If  the  Borrower  delivers  an  Optional  Prepayment

Notice  and  fails  to  pay  the  Second  Optional  Prepayment  Amount  due  to  the  Holder  of  the  Note

within  two  (2)  business  days  following  the  Optional  Prepayment  Date,  the  Borrower  shall forever forfeit its right to prepay the Note pursuant to this Section 1.9.

Notwithstanding  anything  to  the  contrary  contained  in  this  Note,  at  any  time

during  the  period  beginning   on  the  date  which  is  sixty-one   (61)  days  following  the  issue  date

and  ending  on  the  date  which  is  ninety  (90)  days  following  the  issue  date,  the  Borrower  shall have  the  right,  exercisable  on  not  less  than  three  (3)  Trading  Days  prior  written  notice  to  the

Holder  of  the  Note  to  prepay  the  outstanding  Note  (principal  and  accrued  interest),  in  full,  in

accordance  with  this  Section  1.9.    Any  Optional  Prepayment  Notice  shall  be  delivered  to  the

Holder  of  the  Note  at  its  registered  addresses  and  shall  state:  (1)  that  the  Borrower  is  exercising its  right  to  prepay  the  Note,  and  (2)  the  date  of  prepayment  which  shall  be  not  more  than  three

(3) Trading Days from the date of the Optional Prepayment Notice.  On the Optional Prepayment

Date,  the  Borrower  shall  make  payment  of  the  Third  Optional  Prepayment  Amount  (as  defined below) to or upon the order of the Holder as specified by the Holder in writing to the Borrower at

least  one  (1)  business  day  prior  to  the  Optional  Prepayment  Date.   If  the  Borrower  exercises  its

right  to  prepay  the  Note,  the  Borrower  shall  make  payment  to  the  Holder  of  an  amount  in  cash

(the  “Third  Optional  Prepayment  Amount”)  equal  to  125%,  multiplied  by  the  sum  of:  (w)  the then outstanding principal amount of this Note plus (x) accrued and unpaid interest on the unpaid principal  amount  of  this  Note  to  the  Optional  Prepayment  Date  plus  (y)  Default  Interest,  if  any,

on  the  amounts  referred  to  in  clauses  (w)  and  (x)  plus  (z)  any  amounts  owed  to  the  Holder

pursuant  to  Sections  1.3  and  1.4(g)  hereof.    If  the  Borrower  delivers  an  Optional  Prepayment

Notice  and  fails  to  pay  the  Third  Optional  Prepayment  Amount  due  to  the  Holder  of  the  Note

within  two  (2)  business  days  following  the  Optional  Prepayment  Date,  the  Borrower  shall forever forfeit its right to prepay the Note pursuant to this Section 1.9.

Notwithstanding  any  to  the  contrary  stated  elsewhere  herein,  at  any  time  during

the  period  beginning  on  the  date  that  is  ninety-one   (91)  day  from  the  issue  date  and  ending  one

hundred   twenty   (120)   days   following   the   issue   date,   the   Borrower   shall   have   the   right,

exercisable on not less than three  (3)  Trading Days prior written notice to the Holder  of the  Note to  prepay  the  outstanding  Note  (principal  and  accrued  interest),  in  full,  in  accordance  with  this

Section  1.9.   Any Optional  Prepayment  Notice  shall  be  delivered  to  the  Holder  of  the  Note  at  its registered  addresses  and  shall  state:  (1)  that  the  Borrower  is  exercising  its  right  to  prepay  the

Note,  and  (2)  the  date  of  prepayment  which  shall  be  not  more  than  three  (3)  Trading  Days  from

the  date  of  the  Optional  Prepayment  Notice.   On  the  Optional  Prepayment  Date,  the  Borrower

shall  make  payment  of  the  Fourth  Optional  Prepayment  Amount  (as  defined  below)  to  or  upon the  order  of  the  Holder  as  specified  by  the  Holder  in  writing  to  the  Borrower  at  least  one  (1)

business day prior to the Optional Prepayment Date.   If the Borrower exercises its right to prepay

the  Note,  the  Borrower  shall  make  payment  to  the  Holder  of  an  amount  in  cash  (the  “Fourth

Optional   Prepayment   Amount”)   equal   to   130%,   multiplied   by   the   sum   of:   (w)   the   then

outstanding  principal  amount  of  this  Note  plus  (x) accrued  and  unpaid  interest  on  the  unpaid principal  amount  of  this  Note  to  the  Optional  Prepayment  Date  plus  (y)  Default  Interest,  if  any,

on  the  amounts  referred  to  in  clauses  (w)  and  (x)  plus  (z)  any  amounts  owed  to  the  Holder

pursuant  to  Sections  1.3  and  1.4(g)  hereof.    If  the  Borrower  delivers  an  Optional  Prepayment

Notice  and  fails  to  pay  the  Fourth  Optional  Prepayment  Amount  due  to  the  Holder  of  the  Note

within  two  (2)  business  days  following  the  Optional  Prepayment  Date,  the  Borrower  shall forever forfeit its right to prepay the Note pursuant to this Section 1.9.

Notwithstanding  any  to  the  contrary  stated  elsewhere  herein,  at  any  time  during

the  period  beginning  on  the  date  that  is  one  hundred  twenty-one   (121)  day  from  the  issue  date

and  ending  one  hundred  fifty  (150)  days  following  the  issue  date,  the  Borrower  shall  have  the right, exercisable on not less than three (3) Trading Days prior written notice to the Holder of the

Note  to  prepay  the  outstanding  Note  (principal  and  accrued  interest),  in  full,  in  accordance  with this Section 1.9.  Any Optional Prepayment Notice shall be delivered to the Holder of the Note at its  registered  addresses  and  shall  state:  (1)  that  the  Borrower  is  exercising  its  right  to  prepay  the

Note,  and  (2)  the  date  of  prepayment  which  shall  be  not  more  than  three  (3)  Trading  Days  from

the  date  of  the  Optional  Prepayment  Notice.   On  the  Optional  Prepayment  Date,  the  Borrower

shall  make payment  of  the  Fifth  Optional  Prepayment  Amount  (as  defined  below)  to  or  upon  the order of the Holder as specified by the Holder in writing to the Borrower at least one (1) business

day  prior  to  the  Optional  Prepayment  Date.    If  the  Borrower  exercises  its  right  to  prepay  the

Note,  the  Borrower  shall  make  payment  to  the  Holder  of  an  amount  in  cash  (the  “Fifth  Optional

Prepayment  Amount”)  equal  to  140%,  multiplied  by  the  sum  of:  (w)  the  then  outstanding principal  amount  of  this  Note  plus  (x) accrued  and  unpaid  interest  on  the  unpaid  principal amount  of  this  Note  to  the  Optional  Prepayment  Date  plus  (y)  Default  Interest,  if  any,  on  the amounts  referred  to  in  clauses  (w)  and  (x)  plus  (z)  any  amounts  owed  to  the  Holder  pursuant  to

Sections 1.3 and 1.4(g) hereof.  If the Borrower delivers an Optional Prepayment Notice and fails to  pay  the  Fifth  Optional  Prepayment  Amount  due  to  the  Holder  of  the  Note  within  two  (2)

business  days  following  the  Optional  Prepayment  Date,  the  Borrower  shall  forever  forfeit  its right to prepay the Note pursuant to this Section 1.9.

Notwithstanding  any  to  the  contrary  stated  elsewhere  herein,  at  any  time  during

the  period  beginning on  the  date  that  is  one  hundred  fifty-one   (151)  day from  the  issue  date  and

ending one hundred eighty (180) days following the issue date, the Borrower shall have the right,

exercisable on not less than three  (3)  Trading Days prior written notice to the Holder  of the  Note to  prepay  the  outstanding  Note  (principal  and  accrued  interest),  in  full,  in  accordance  with  this

Section  1.9.   Any Optional  Prepayment  Notice  shall  be  delivered  to  the  Holder  of  the  Note  at  its registered  addresses  and  shall  state:  (1)  that  the  Borrower  is  exercising  its  right  to  prepay  the

Note,  and  (2)  the  date  of  prepayment  which  shall  be  not  more  than  three  (3)  Trading  Days  from

the  date  of  the  Optional  Prepayment  Notice.   On  the  Optional  Prepayment  Date,  the  Borrower

shall make payment of the Sixth Optional Prepayment Amount (as defined below) to or upon the order of the Holder as specified by the Holder in writing to the Borrower at least one (1) business

day  prior  to  the  Optional  Prepayment  Date.    If  the  Borrower  exercises  its  right  to  prepay  the

Note,  the  Borrower  shall  make  payment  to  the  Holder  of  an  amount  in  cash  (the  “Sixth  Optional

Prepayment  Amount”)  equal  to  145%,  multiplied  by  the  sum  of:  (w)  the  then  outstanding principal  amount  of  this  Note  plus  (x) accrued  and  unpaid  interest  on  the  unpaid  principal amount  of  this  Note  to  the  Optional  Prepayment  Date  plus  (y)  Default  Interest,  if  any,  on  the amounts  referred  to  in  clauses  (w)  and  (x)  plus  (z)  any  amounts  owed  to  the  Holder  pursuant  to

Sections 1.3 and 1.4(g) hereof.  If the Borrower delivers an Optional Prepayment Notice and fails to  pay  the  Sixth  Optional  Prepayment  Amount  due  to  the  Holder  of  the  Note  within  two  (2)

business  days  following  the  Optional  Prepayment  Date,  the  Borrower  shall  forever  forfeit  its right to prepay the Note pursuant to this Section 1.9.

After  the  expiration  of  one  hundred  eighty  (180)  following  the  date  of  the  Note,

the Borrower shall have no right of prepayment.

ARTICLE II.   CERTAIN COVENANTS

2.1 Distributions  on  Capital  Stock.    So  long  as  the  Borrower  shall  have  any

obligation  under  this  Note,  the  Borrower  shall  not  without  the  Holder’s  written  consent  (a)  pay,

declare  or  set  apart  for  such  payment,  any  dividend  or  other  distribution  (whether  in  cash,

property or other securities) on shares of capital stock other than dividends on shares of Common

Stock  solely  in  the  form  of  additional  shares  of  Common  Stock  or  (b)  directly  or  indirectly  or through  any  subsidiary  make  any  other  payment  or  distribution  in  respect  of  its  capital  stock except for distributions pursuant to any shareholders’ rights plan which is approved by a majority of the Borrower’s disinterested directors.

2.2 Restriction  on  Stock  Repurchases.   So  long  as  the  Borrower  shall  have  any

obligation  under  this  Note,  the  Borrower  shall  not  without  the  Holder’s  written  consent  redeem,

repurchase  or  otherwise  acquire  (whether  for  cash  or  in  exchange  for  property or  other  securities or otherwise) in any one transaction or series of related transactions any shares of capital stock of the Borrower or any warrants, rights or options to purchase or acquire any such shares.

2.3 Borrowings.    So  long  as  the  Borrower  shall  have  any  obligation  under  this

Note,   the   Borrower   shall   not,   without   the   Holder’s   written   consent,   create,   incur,   assume

guarantee,   endorse,   contingently   agree   to   purchase   or   otherwise   become   liable   upon   the

obligation   of   any   person,   firm,   partnership,   joint   venture   or   corporation,   except   by   the

endorsement of negotiable instruments for deposit or collection, or suffer to exist any liability for borrowed  money,  except  (a)  borrowings  in  existence  or  committed  on  the  date  hereof  and  of which  the  Borrower  has  informed  Holder  in  writing  prior  to  the  date  hereof,  (b)  indebtedness  to

trade   creditors   or   financial   institutions   incurred   in   the   ordinary   course   of   business   or   (c)

borrowings, the proceeds of which shall be used to repay this Note.

2.4 Sale  of  Assets.   So  long  as  the  Borrower  shall  have  any  obligation  under  this

Note,  the  Borrower  shall  not,  without  the  Holder’s  written  consent,  sell,  lease  or  otherwise

dispose  of  any  significant  portion  of  its  assets  outside  the  ordinary  course  of  business.    Any

consent  to  the  disposition  of  any assets  may be  conditioned  on  a  specified  use  of  the  proceeds  of disposition.

2.5 Advances  and  Loans.    So  long  as  the  Borrower  shall  have  any  obligation

under  this  Note,  the  Borrower  shall  not,  without  the  Holder’s  written  consent,  lend  money,  give credit  or  make  advances  to  any  person,  firm,  joint  venture  or  corporation,  including,  without limitation,  officers,  directors,  employees,  subsidiaries  and  affiliates  of  the  Borrower,  except loans,  credits  or  advances  (a)  in  existence  or  committed  on  the  date  hereof  and  which  the

Borrower  has  informed  Holder  in  writing  prior  to  the  date  hereof,  (b)  made  in  the  ordinary course of business or (c) not in excess of $100,000.

ARTICLE III.   EVENTS OF DEFAULT

If any of the following events of default (each, an “Event of Default”) shall occur:

3.1 Failure  to  Pay  Principal  or  Interest.   The  Borrower  fails  to  pay  the  principal

hereof  or  interest  thereon  when  due  on  this  Note,  whether  at  maturity,  upon  acceleration  or otherwise.

3.2 Conversion  and  the  Shares.   The  Borrower  fails  to  issue  shares  of  Common

Stock  to  the  Holder  (or  announces  or  threatens  in  writing  that  it  will  not  honor  its  obligation  to do  so)  upon  exercise  by the  Holder  of  the  conversion  rights  of  the  Holder  in  accordance  with  the terms  of  this  Note,  fails  to  transfer  or  cause  its  transfer  agent  to  transfer  (issue)  (electronically or in  certificated  form)  any  certificate  for  shares  of  Common  Stock  issued  to  the  Holder  upon

conversion  of  or  otherwise  pursuant  to  this  Note  as  and   when  required  by  this  Note,  the

Borrower  directs  its  transfer  agent  not  to  transfer  or  delays,  impairs,  and/or  hinders  its  transfer agent  in  transferring  (or  issuing)  (electronically or  in  certificated  form)  any  certificate  for  shares of  Common  Stock  to  be  issued  to  the  Holder  upon  conversion  of  or  otherwise  pursuant  to  this

Note  as  and  when  required  by  this  Note,  or  fails  to  remove  (or  directs  its  transfer  agent  not  to remove  or  impairs,  delays,  and/or  hinders  its  transfer  agent  from  removing)  any  restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any shares  of  Common  Stock  issued  to  the  Holder  upon  conversion  of  or  otherwise  pursuant  to  this

Note as and when required by this Note (or makes any written announcement, statement or threat that  it  does  not  intend  to  honor  the  obligations  described  in  this  paragraph)  and  any  such  failure shall  continue  uncured  (or  any  written  announcement,  statement  or  threat  not  to  honor  its obligations  shall  not  be  rescinded  in  writing)  for  three  (3)  business  days  after  the  Holder  shall

have  delivered  a  Notice  of  Conversion.   It  is  an  obligation  of  the  Borrower  to  remain  current  in its  obligations  to  its  transfer  agent.  It  shall  be  an  event  of  default  of  this  Note,  if  a  conversion  of this  Note  is  delayed,  hindered  or  frustrated  due  to  a  balance  owed  by the  Borrower  to  its  transfer agent.  If  at  the  option  of  the  Holder,  the  Holder  advances  any  funds  to  the  Borrower’s  transfer agent in order to  process  a conversion, such  advanced funds  shall be  paid by the  Borrower to  the

Holder within forty eight (48) hours of a demand from the Holder.

3.3 Breach  of  Covenants.   The  Borrower  breaches  any  material  covenant  or  other material  term  or  condition  contained  in  this  Note  and any  collateral  documents  including but  not limited  to  the  Purchase  Agreement  and  such  breach  continues  for  a  period  of  ten  (10)  days  after written notice thereof to the Borrower from the Holder.

3.4 Breach  of  Representations  and  Warranties.   Any representation  or  warranty of

the Borrower made herein or in any agreement, statement or  certificate  given in writing pursuant hereto  or  in  connection  herewith  (including,  without  limitation,  the  Purchase  Agreement),  shall be  false  or  misleading  in  any  material  respect  when  made  and  the  breach  of  which  has  (or  with the passage of time will have) a material adverse effect on the rights of the Holder with respect to this Note or the Purchase Agreement.

3.5 Receiver  or  Trustee.   The  Borrower  or  any  subsidiary  of  the  Borrower  shall make  an  assignment  for  the  benefit  of  creditors,  or  apply  for  or  consent  to  the  appointment  of  a receiver  or  trustee  for  it  or  for  a  substantial  part  of  its  property or  business,  or  such  a  receiver  or trustee shall otherwise be appointed.

3.6 Judgments.   Any  money  judgment,  writ  or  similar  process  shall  be  entered  or filed against the Borrower or any subsidiary of the Borrower or any of its property or other assets for more  than $50,000,  and shall remain unvacated, unbonded or  unstayed  for a  period of twenty

(20)  days  unless  otherwise  consented  to  by  the  Holder,  which  consent  will  not  be  unreasonably withheld.

3.7 Bankruptcy.

Bankruptcy,     insolvency,     reorganization    or     liquidation

proceedings  or  other  proceedings,  voluntary  or  involuntary,  for  relief  under  any  bankruptcy  law or  any  law  for  the  relief  of  debtors  shall  be  instituted  by  or  against  the  Borrower  or  any subsidiary of the Borrower.

3.8 Delisting of Common Stock.  The Borrower shall fail to maintain the listing of the  Common  Stock  on  at  least  one  of  the  OTCBB  or  an  equivalent  replacement  exchange,  the

Nasdaq  National  Market,  the  Nasdaq  SmallCap  Market,  the  New  York  Stock  Exchange,  or  the

American Stock Exchange.

3.9 Failure  to  Comply with  the  Exchange  Act.   The  Borrower  shall  fail  to  comply

with  the  reporting  requirements  of  the  Exchange  Act;  and/or  the  Borrower  shall  cease  to  be subject to the reporting requirements of the Exchange Act.

3.10     Liquidation.     Any  dissolution,  liquidation,  or  winding  up  of  Borrower  or any substantial portion of its business.

3.11     Cessation of Operations.

Any  cessation  of  operations  by  Borrower  or

Borrower  admits  it  is  otherwise  generally  unable  to  pay  its  debts  as  such  debts  become  due,

provided, however, that any disclosure of the Borrower’s ability to continue as a “going concern”

shall not be an admission that the Borrower cannot pay its debts as they become due.

3.12     Maintenance of Assets.

The   failure   by   Borrower   to   maintain   any

material intellectual property rights, personal, real property or other assets which are necessary to conduct its business (whether now or in the future).

3.13     Financial Statement Restatement.

The   restatement   of   any   financial

statements filed by the  Borrower with the SEC for any date or period from  two  years prior to the

Issue  Date  of  this  Note  and  until  this  Note  is  no  longer  outstanding,  if  the  result  of  such restatement  would,  by  comparison  to  the  unrestated  financial  statement,  have  constituted  a material  adverse  effect  on  the  rights  of  the  Holder  with  respect  to  this  Note  or  the  Purchase

Agreement.

3.14     Reverse Splits.

The   Borrower   effectuates   a   reverse   split   of   its

Common Stock without twenty (20) days prior written notice to the Holder.

3.15     Replacement of Transfer Agent. In the event that the Borrower proposes to replace  its  transfer  agent,  the  Borrower  fails  to  provide,  prior  to  the  effective  date  of  such replacement,  a  fully  executed  Irrevocable  Transfer  Agent  Instructions  in  a  form  as  initially delivered  pursuant  to  the  Purchase  Agreement  (including  but  not  limited  to  the  provision  to irrevocably  reserve  shares  of  Common  Stock  in  the  Reserved  Amount)  signed  by  the  successor transfer agent to Borrower and the Borrower.

3.16     Cross-Default.   Notwithstanding  anything  to  the  contrary contained  in  this

Note  or  the  other  related  or  companion  documents,  a  breach  or  default  by  the  Borrower  of  any covenant  or  other  term  or  condition  contained  in  any  of  the  Other  Agreements,  after  the  passage of all applicable notice and cure or grace periods, shall, at the option of the Holder, be considered a  default  under  this  Note  and  the  Other  Agreements,  in  which  event  the  Holder  shall  be  entitled

(but  in  no  event  required)  to  apply  all  rights  and  remedies  of  the  Holder  under  the  terms  of  this

Note   and   the   Other   Agreements   by   reason   of   a   default   under   said   Other   Agreement   or

hereunder.   “Other  Agreements”  means,  collectively,  all  agreements  and  instruments  between,

among  or  by:  (1)  the  Borrower,  and,  or  for  the  benefit  of,  (2) the  Holder  and  any  affiliate  of  the

Holder,  including,  without  limitation,  promissory  notes;  provided,  however,  the  term  “Other

Agreements”  shall  not  include  the  related  or  companion  documents  to  this  Note.   Each  of  the

loan  transactions  will  be  cross-defaulted  with  each  other  loan  transaction  and  with  all  other existing and future debt of Borrower to the Holder.

Upon  the  occurrence  and  during  the  continuation  of  any  Event  of  Default  specified  in

Section 3.1 (solely with respect to failure to pay the principal hereof or interest thereon when due at  the  Maturity  Date),  the  Note  shall  become  immediately  due  and  payable  and  the  Borrower shall  pay  to  the  Holder,  in  full  satisfaction  of  its  obligations  hereunder,  an  amount  equal  to  the

Default   Sum   (as   defined   herein).    UPON   THE   OCCURRENCE   AND   DURING   THE

CONTINUATION  OF  ANY  EVENT  OF  DEFAULT  SPECIFIED   IN   SECTION  3.2,  THE

NOTE  SHALL  BECOME  IMMEDIATELY  DUE  AND  PAYABLE  AND  THE  BORROWER

SHALL   PAY   TO   THE   HOLDER,   IN   FULL   SATISFACTION   OF   ITS   OBLIGATIONS

HEREUNDER,   AN   AMOUNT   EQUAL   TO:   (Y)   THE   DEFAULT   SUM   (AS   DEFINED

HEREIN); MULTIPLIED BY (Z) TWO (2). Upon the occurrence and during the continuation of any  Event  of  Default  specified  in  Sections  3.1  (solely with  respect  to  failure  to  pay the  principal hereof  or  interest  thereon  when  due  on  this  Note  upon  a  Trading  Market  Prepayment  Event pursuant to Section 1.7 or upon acceleration), 3.3, 3.4, 3.6, 3.8, 3.9, 3.11, 3.12, 3.13, 3.14, and/or

3.  15  exercisable  through  the  delivery  of  written  notice  to  the  Borrower  by  such  Holders  (the

“Default  Notice”),  and  upon  the  occurrence  of  an  Event  of  Default  specified  the  remaining sections  of  Articles  III  (other  than  failure  to  pay  the  principal  hereof  or  interest  thereon  at  the

Maturity  Date  specified  in  Section  3,1  hereof),  the  Note  shall  become  immediately  due  and payable and the Borrower shall pay to the Holder, in full satisfaction of its obligations hereunder,

an  amount  equal  to  the  greater  of  (i)  150%  times  the  sum  of  (w)  the  then  outstanding  principal amount  of  this  Note  plus  (x)  accrued  and  unpaid  interest  on  the  unpaid  principal  amount  of  this

Note to the date of payment (the “Mandatory Prepayment Date”) plus (y) Default Interest, if any,

on  the  amounts  referred  to  in  clauses  (w)  and/or  (x)  plus  (z)  any  amounts  owed  to  the  Holder pursuant  to  Sections  1.3  and  1.4(g)  hereof  (the  then  outstanding principal  amount  of  this  Note  to the  date  of  payment  plus  the  amounts  referred  to  in  clauses  (x),  (y)  and  (z)  shall  collectively  be known  as  the  “Default  Sum”)  or  (ii)  the  “parity  value”  of  the  Default  Sum  to  be  prepaid,  where parity value  means  (a)  the  highest  number  of  shares  of  Common  Stock  issuable  upon  conversion of  or  otherwise  pursuant  to  such  Default  Sum  in  accordance  with  Article  I,  treating  the  Trading

Day  immediately  preceding  the  Mandatory  Prepayment  Date  as  the  “Conversion  Date”  for

purposes  of  determining  the  lowest  applicable  Conversion  Price,  unless  the  Default  Event  arises as  a  result  of  a  breach  in  respect  of  a  specific  Conversion  Date  in  which  case  such  Conversion

Date  shall  be  the  Conversion  Date),  multiplied  by (b)  the  highest  Closing  Price  for  the  Common

Stock  during  the  period  beginning  on  the  date  of  first  occurrence  of  the  Event  of  Default  and ending  one  day  prior  to  the  Mandatory  Prepayment  Date  (the  “Default  Amount”)  and  all  other amounts  payable  hereunder  shall  immediately  become  due  and  payable,  all  without  demand,

presentment   or   notice,   all   of   which   hereby   are   expressly   waived,   together   with   all   costs,

including,  without  limitation,  legal  fees  and  expenses,  of  collection,  and  the  Holder  shall  be entitled to exercise all other rights and remedies available at law or in equity.

If  the  Borrower  fails  to  pay  the  Default  Amount  within  five  (5)  business  days  of  written notice  that  such  amount  is  due  and  payable,  then  the  Holder  shall  have  the  right  at  any  time,  so long  as  the  Borrower  remains  in  default  (and  so  long  and  to  the  extent  that  there  are  sufficient authorized  shares),  to  require  the  Borrower,  upon  written  notice,  to  immediately issue,  in  lieu  of the  Default  Amount,  the  number  of  shares  of  Common  Stock  of  the  Borrower  equal  to  the

Default Amount divided by the Conversion Price then in effect.

ARTICLE IV.  MISCELLANEOUS

4.1 Failure  or  Indulgence  Not  Waiver.    No  failure  or  delay  on  the  part  of  the

Holder  in  the  exercise  of  any  power,  right  or  privilege  hereunder  shall  operate  as  a  waiver thereof,  nor  shall  any  single  or  partial  exercise  of  any  such  power,  right  or  privilege  preclude

other  or  further  exercise  thereof  or  of  any  other  right,  power  or  privileges.    All  rights  and

remedies  existing  hereunder  are  cumulative  to,  and  not  exclusive  of,  any  rights  or  remedies otherwise available.

4.2 Notices.     All   notices,   demands,   requests,   consents,   approvals,   and   other

communications   required   or   permitted   hereunder   shall   be   in   writing   and,   unless   otherwise

specified  herein,  shall  be  (i)  personally  served,  (ii)  deposited  in  the  mail,  registered  or  certified,

return  receipt  requested,  postage  prepaid,  (iii)  delivered  by  reputable  air  courier  service  with charges  prepaid,  or  (iv)  transmitted  by  hand  delivery,  telegram,  or  facsimile,  addressed  as  set forth  below  or  to  such  other  address  as  such  party  shall  have  specified  most  recently  by  written

notice.   Any notice  or  other  communication  required  or  permitted  to  be  given  hereunder  shall  be deemed  effective  (a)  upon  hand  delivery  or  delivery  by  facsimile,  with  accurate  confirmation generated  by  the  transmitting  facsimile  machine,  at  the  address  or  number  designated  below  (if delivered on a business day during normal business hours where such notice is to be received), or the  first  business  day  following  such  delivery  (if  delivered  other  than  on  a  business  day  during normal  business  hours  where  such  notice  is  to  be  received)  or  (b)  on  the  second  business  day

following  the  date  of   mailing  by  express  courier  service,  fully  prepaid,  addressed  to  such

address,  or  upon  actual  receipt  of  such  mailing,  whichever  shall  first  occur.   The  addresses  for

such communications shall be:

If to the Borrower, to:

HYPERTENSION DIAGNOSTICS, INC.

10501 WAYZATA Boulevard - Suite 102

Minnetonka, MN 55305

Attn: KENNETH W. BRIMMER, Chief Executive Officer

facsimile:

With a copy by fax only to (which copy shall not constitute notice):

[enter name of law firm]

Attn: [attorney name]

[enter address line 1]

[enter city, state, zip]

facsimile: [enter fax number]

If to the Holder:

ASHER ENTERPRISES, INC.

1 Linden Pl., Suite 207

Great Neck, NY. 11021

Attn: Curt Kramer, President

facsimile: 516-498-9894

With a copy by fax only to (which copy shall not constitute notice):

Naidich Wurman Birnbaum & Maday, LLP

80 Cuttermill Road, Suite 410

Great Neck, NY 11021

Attn: Bernard S. Feldman, Esq.

facsimile: 516-466-3555

4.3 Amendments.   This  Note  and  any  provision  hereof  may  only  be  amended  by

an  instrument  in  writing  signed  by  the  Borrower  and  the  Holder.    The  term  “Note”  and  all

reference  thereto,  as  used  throughout  this  instrument,  shall  mean  this  instrument  (and  the  other

Notes  issued  pursuant  to  the  Purchase  Agreement)  as  originally  executed,  or  if  later  amended  or supplemented, then as so amended or supplemented.

4.4 Assignability.     This   Note   shall   be   binding   upon   the   Borrower   and   its

successors  and  assigns,  and  shall  inure  to  be  the  benefit  of  the  Holder  and  its  successors  and

assigns.   Each transferee of this Note must be an “accredited investor” (as defined in Rule 501(a)

of  the  1933  Act).    Notwithstanding  anything  in  this  Note  to  the  contrary,  this  Note  may  be

pledged   as   collateral   in   connection   with   a   bona   fide   margin   account   or   other   lending

arrangement.

4.5 Cost  of  Collection.    If  default  is  made  in  the  payment  of  this  Note,  the

Borrower shall pay the Holder hereof costs of collection, including reasonable attorneys’ fees.

4.6 Governing  Law.   This  Note  shall  be  governed  by and  construed  in  accordance

with  the  laws  of  the  State  of  New  York  without  regard  to  principles  of  conflicts  of  laws.   Any

action  brought  by either  party  against  the  other  concerning  the  transactions  contemplated  by this

Note  shall  be  brought  only in  the  state  courts  of  New  York  or  in  the  federal  courts  located  in  the

state  and  county  of  Nassau.   The  parties  to  this  Note  hereby  irrevocably  waive  any  objection  to jurisdiction  and  venue  of  any  action  instituted  hereunder  and  shall  not  assert  any  defense  based

on  lack  of  jurisdiction  or venue  or  based  upon  forum  non  conveniens.   The  Borrower  and  Holder

waive  trial  by  jury.    The  prevailing  party  shall  be  entitled  to  recover  from  the  other  party  its

reasonable  attorney's  fees  and  costs.   In  the  event  that  any  provision  of  this  Note  or  any  other agreement  delivered  in  connection  herewith  is  invalid  or  unenforceable  under  any  applicable statute  or  rule  of  law,  then  such  provision  shall  be  deemed  inoperative  to  the  extent  that  it  may conflict  therewith  and  shall  be  deemed  modified  to  conform  with  such  statute  or  rule  of  law.

Any such  provision which may prove invalid or unenforceable  under any law shall not  affect the

validity   or   enforceability   of   any   other   provision   of   any   agreement.

Each   party   hereby

irrevocably  waives  personal  service  of  process  and  consents  to  process  being  served  in  any  suit,

action  or  proceeding  in  connection  with  this  Agreement  or  any  other  Transaction  Document  by mailing  a  copy  thereof  via  registered  or  certified  mail  or  overnight  delivery  (with  evidence  of delivery)  to  such  party  at  the  address  in  effect  for  notices  to  it  under  this  Agreement  and  agrees that  such  service  shall  constitute  good  and  sufficient  service  of  process  and  notice  thereof.

Nothing  contained  herein  shall  be  deemed  to  limit  in  any  way  any  right  to  serve  process  in  any other manner permitted by law.

4.7 Certain Amounts.  Whenever pursuant to this Note the Borrower is required to pay  an  amount  in  excess  of  the  outstanding  principal  amount  (or  the  portion  thereof  required  to be  paid  at  that  time)  plus  accrued  and  unpaid  interest  plus  Default  Interest  on  such  interest,  the

Borrower  and  the  Holder  agree  that  the  actual  damages  to  the  Holder  from  the  receipt  of  cash payment  on  this  Note  may  be  difficult  to  determine  and  the  amount  to  be  so  paid  by  the

Borrower  represents  stipulated  damages  and  not  a  penalty  and  is  intended  to  compensate  the

Holder  in  part  for  loss  of  the  opportunity  to  convert  this  Note  and  to  earn  a  return  from  the  sale of  shares  of  Common  Stock  acquired  upon  conversion  of  this  Note  at  a  price  in  excess  of  the

price  paid  for  such  shares  pursuant  to  this Note.   The  Borrower  and  the  Holder  hereby agree  that

such  amount  of  stipulated  damages  is  not  plainly  disproportionate  to  the  possible  loss  to  the

Holder  from  the  receipt  of  a  cash  payment  without  the  opportunity  to  convert  this  Note  into shares of Common Stock.

4.8 Purchase  Agreement.   By  its  acceptance  of  this  Note,  each  party  agrees  to  be bound by the applicable terms of the Purchase Agreement.

4.9 Notice  of  Corporate  Events.   Except  as  otherwise  provided  below,  the  Holder

of this Note shall have no rights  as a  Holder of Common Stock unless and only to the  extent that it  converts  this  Note  into  Common  Stock.  The  Borrower  shall  provide  the  Holder  with  prior notification  of  any  meeting  of  the  Borrower’s  shareholders  (and  copies  of  proxy  materials  and

other  information  sent  to  shareholders).   In  the  event  of  any  taking  by  the  Borrower  of  a  record of  its  shareholders  for  the  purpose  of  determining  shareholders  who  are  entitled  to  receive payment  of  any  dividend  or  other  distribution,  any  right  to  subscribe  for,  purchase  or  otherwise acquire (including by way of merger, consolidation, reclassification or recapitalization) any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining  shareholders  who  are  entitled  to  vote  in  connection  with  any proposed  sale,  lease  or conveyance  of  all  or  substantially  all  of  the  assets  of  the  Borrower  or  any  proposed  liquidation,

dissolution  or  winding  up  of  the  Borrower,  the  Borrower  shall  mail  a  notice  to  the  Holder,  at least  twenty  (20)  days  prior  to  the  record  date  specified  therein  (or  thirty  (30)  days  prior  to  the consummation  of  the  transaction  or  event,  whichever  is  earlier),  of  the  date  on  which  any  such record  is  to  be  taken  for  the  purpose  of  such  dividend,  distribution,  right  or  other  event,  and  a brief  statement  regarding  the  amount  and  character  of  such  dividend,  distribution,  right  or  other

event to the extent known at such time.   The  Borrower shall make  a public  announcement of any

event   requiring   notification   to   the   Holder   hereunder   substantially   simultaneously   with   the

notification to the Holder in accordance with the terms of this Section 4.9.

4.10     Remedies.     The   Borrower   acknowledges   that   a   breach   by   it   of   its

obligations  hereunder  will  cause  irreparable  harm  to  the  Holder,  by  vitiating  the  intent  and

purpose  of  the  transaction  contemplated  hereby.   Accordingly,  the  Borrower  acknowledges  that

the remedy at law for a breach of its obligations under this Note will be inadequate and agrees, in the event of a breach or threatened breach by the Borrower of the provisions of this Note, that the

Holder  shall  be  entitled,  in  addition  to  all  other  available  remedies  at  law  or  in  equity,  and  in addition  to  the  penalties  assessable  herein,  to  an  injunction  or  injunctions  restraining,  preventing or  curing  any  breach  of  this  Note  and  to  enforce  specifically  the  terms  and  provisions  thereof,

without  the  necessity  of  showing  economic  loss  and  without  any  bond  or  other  security  being required.

IN  WITNESS WHEREOF,  Borrower has caused this Note to be signed  in its name by its duly authorized officer this December 3, 2012.

HYPERTENSION DIAGNOSTICS, INC.

By: _______________________________

KENNETH W. BRIMMER

Chief Executive Officer

EXHIBIT A

NOTICE OF CONVERSION

The  undersigned  hereby elects  to  convert  $_________________  principal  amount of  the  Note  (defined  below)  into  that  number  of  shares  of  Common  Stock  to  be  issued  pursuant to  the  conversion  of  the  Note  (“Common  Stock”)  as  set  forth  below,  of  HYPERTENSION

DIAGNOSTICS,  INC.,  a  Minnesota  corporation  (the  “Borrower”)  according to  the  conditions  of the  convertible  note  of  the  Borrower  dated  as  of  December  3,  2012  (the  “Note”),  as  of  the  date

written  below.    No  fee  will  be  charged  to  the  Holder  for  any  conversion,  except  for  transfer taxes, if any.

Box Checked as to applicable instructions:

[ ]

The  Borrower  shall  electronically  transmit  the  Common  Stock  issuable  pursuant to this Notice of Conversion to the account of the undersigned or its nominee with

DTC   through   its   Deposit   Withdrawal   Agent   Commission   system   (“DWAC

Transfer”).

Name of DTC Prime Broker:

Account Number:

[  ]

The   undersigned   hereby   requests   that   the   Borrower   issue   a   certificate   or

certificates  for  the  number  of  shares  of  Common  Stock  set  forth  below  (which numbers  are  based  on  the  Holder’s  calculation  attached  hereto)  in  the  name(s)

specified immediately below or, if additional space is necessary, on an attachment hereto:

ASHER ENTERPRISES, INC.

1 Linden Pl., Suite 207

Great Neck, NY. 11021

Attention: Certificate Delivery

(516) 498-9890

Date of Conversion:

_____________

Applicable Conversion Price:

$____________

Number of Shares of Common Stock to be Issued

Pursuant to Conversion of the Notes:

______________

Amount of Principal Balance Due remaining

Under the Note after this conversion:

______________

ASHER ENTERPRISES, INC.

By:_____________________________

Name:  Curt Kramer

Title:    President

Date:  ______________

1 Linden Pl., Suite 207

Great Neck, NY. 11021